U.S. GLOBAL ACCOLADE FUNDS

                          REGENT EASTERN EUROPEAN FUND

                          MARCH 19, 1997, SUPPLEMENT TO
                         PROSPECTUS DATED MARCH 11, 1996


PAGE 2, SHAREHOLDER TRANSACTION EXPENSES

    Trader's Fee (shares held less than 180 days) ........................$2.00%

PAGE 20, ADDITIONAL INFORMATION ABOUT EXCHANGES

    (4) Exchanges out of the Regent Eastern European Fund of shares held less than 180 days are subject to a trader's fee.

PAGE 23, TRADER'S FEE PAID TO THE FUND

         A trader's fee of 2.00% of the value of shares redeemed or exchanged will be assessed to shareholders who redeem or exchange shares of the Fund held less than 180 calendar days. The trader's fee will be paid to the Fund to benefit remaining shareholders by protecting them against expenses due to excessive trading. Excessive short-term trading has an adverse impact on effective portfolio management as well as on Fund expenses. The Fund has reserved the right to refuse investments from shareholders who engage in short-term trading that may be disruptive to the Fund.